UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2011

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139774	98-0550703
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

106 Cattlemen Road
Sarasota, Florida  34232
(Address of principal executive offices) (zip code)

941-751-6800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company announced the appointment of Mel Interiano as Chief Executive Officer and a director of the Company, the resignation of Patricia C. Meringer as a director and the appointment of Frank Santiago to the board of directors to fill the vacancy. Press releases announcing these changes are attached to this Report as exhibits.

In addition, on April 3, 2012, Erich Hofer resigned from the board of directors. Mr. Hofer remains the Registrant’s Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.
Not applicable

(b)	Pro Forma financial information.
Not applicable

(c)	Shell company transactions
Not applicable

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant issued on March 27, 2012

99.2	Press Release of the Registrant issued on April 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC

Date: April 3, 2012	By:	/s/ Patricia C. Meringer
Patricia C. Meringer
Secretary

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